Exhibit 32.2

Certification by the Vice President - Finance

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of PAULA Financial (the “Company”) on Form 10-QSB for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-QSB”), I, Deborah S. Maddocks, Vice President Finance of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

VICE PRESIDENT - FINANCE

/s/ Deborah S. Maddocks
Deborah S. Maddocks

Date: September 21, 2006